UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

WILSON BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	000-20402	62-1497076
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

623 West Main Street Lebanon, Tennessee	37087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 444-2265

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2011 Annual Meeting of Shareholders of Wilson Bank Holding Company (the “Company”) was held on April 12, 2011. At the meeting, Charles Bell, J. Randall Clemons, Jerry L. Franklin and James Anthony Patton were elected as Class I directors to hold office for a term of three years and until their successors are duly elected and qualified. In addition, at the meeting, the shareholders ratified the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, voted in favor of the Company’s executive compensation programs and practices, on an advisory and non-binding basis, and voted in favor of a frequency of every three years for future advisory votes on executive compensation, on an advisory and non-binding basis.
The voting results of the director elections, ratification proposal, advisory vote on the Company’s executive compensation programs and practices and the advisory vote on the frequency of future advisory votes on the Company’s executive compensation programs and practices, which were described in more detail in the definitive proxy statement relating to the 2011 Annual Meeting of Shareholders that the Company filed with the Securities and Exchange Commission on March 11, 2011, are set forth below.
(1) Each director was elected by the following tabulation:

	For	Against	Abstain
Charles Bell	4,321,795	—	4,149
J. Randall Clemons	4,318,927	2,868	4,149
Jerry L. Franklin	4,318,424	3,371	4,149
James Anthony Patton	4,321,795	—	4,149
In addition to the foregoing, the remaining directors not up for re-election at the 2011 Annual Meeting of Shareholders continue to serve on the Board of Directors.
(2) The ratification of the appointment of Maggart & Associates, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
4,295,623	6,925	23,396	—
(3) The Company’s executive compensation programs and practices were approved, on an advisory and non-binding basis, by the following tabulation:

For	Against	Abstain	Broker Non-Votes
4,023,466	86,666	215,812	—

(4) A frequency of every three years for future advisory votes on executive compensation was approved, on an advisory and non-binding basis, by the following tabulation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
984,784	207,555	2,796,409	337,196	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY
By:	/s/ J. Randall Clemons
J. Randall Clemons
President and Chief Executive Officer

Date: April 14, 2011